UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2008

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                       001-14498                  13-3612110
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(State or other jurisdiction   (Commission File Number)   (IRS Employe
of incorporation)                                         Identification Number)

42 West 39th Street, New York, New York                        10018
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000
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         (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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                 Section 5 - Corporate Governance and Management

    Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2008, Bluefly, Inc. (the "Company") filed a Certificate of Amendment to its Certificate of Incorporation (the "Charter Amendment") with the Delaware Secretary of State that serves to effect, as of 11:59, P.M., EST, on April 3, 2008, a 1-for-10 reverse split (the "Reverse Split") of the Company's common stock (the "Common Stock").

As a result of the Reverse Split, each ten (10) shares of issued and outstanding common stock were combined and were reclassified into one (1) share of common stock and the total number of shares outstanding was reduced from approximately 133 million shares to approximately 13 million shares. No fractional shares were issued in connection with the Reverse Split. Shareholders who are entitled to fractional shares will receive cash in lieu of fractional shares.

As of the opening of the Nasdaq Capital Market on April 4, 2008, the Company's common stock began trading at the split-adjusted level. For a period of 20 trading days, the Company's common stock will trade on a post-split basis under the trading symbol "BFLYD." After this 20-trading-day period, the Company's common stock will resume trading under the symbol "BFLY."

Attached as Exhibit 99.1 is a copy of the Charter Amendment.

                  Section 9 - Financial Statements and Exhibits
                  Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1 Certificate of Amendment to the Company's Certificate of Incorporation, dated April 3, 2008.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLUEFLY, INC.
                                          (Registrant)

Date:   April 4, 2008                     By: /s/ Kara B. Jenny
                                              --------------------------------
                                          Name:   Kara B. Jenny
                                          Title:  Chief  Financial Officer
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                                INDEX TO EXHIBITS

Exhibit No.
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99.1 Certificate of Amendment to the Company's Certificate of Incorporation,
dated April 3, 2008.